UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2016 (February 18, 2016)

GOGO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35975	27-1650905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Canal St., Suite 1500 Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:

312-517-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 18, 2016, Gogo LLC (“Gogo”), a wholly owned subsidiary of Gogo Inc. (the “Company”), and New Skies Satellites B.V. (“SES”) entered into Service Orders for capacity on SES’s new high throughput satellites, SES-14 and SES-15 (collectively, the “Service Orders”) in accordance with the Master Services Agreement, dated as of August 17, 2012, between Gogo and SES, as amended. Pursuant to the Service Orders, SES will provide, and Gogo will purchase, Ku-band satellite capacity for use in Gogo’s 2Ku and Ku-band in-flight connectivity systems. Gogo has contracted for several Ghz of both widebeam and spotbeam capacity in total pursuant to the Service Orders. SES-14 and SES-15 will together provide coverage over North America, (including Alaska, Hawaii, Mexico and Canada), Central and South America, the Caribbean, the North Atlantic and North Africa. In addition, Gogo has the option for capacity on other satellites, including SES-12 (coverage over Asia, the Middle East, Russia and Australia), subject to certain conditions and availability.

The SES-14 and SES 15 satellites are scheduled to launch in 2017 and the Service Orders set forth specifications for the provision of satellite service capacity through specific satellites at various stages, beginning with each Service Order’s commencement of service availability. The term of each Service Order is ten years from the applicable commencement of service date. Each Service Order contains provisions related to (a) monthly fees for satellite service capacity and (b) SES’s rights to manage the overall service consistent with its contractual obligations.

The description of the Service Orders contained herein does not purport to be complete and is qualified in its entirety by reference to the Service Orders that will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending March 31, 2016.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statement contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of the Company only as of the date of this report and the Company undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. The Company cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. In particular, the availability and performance of the satellite service capacity to be provided pursuant to the Service Orders as set forth in this report may be not realized, and there can be no assurance that the Company will be able to provide connectivity service to aircraft that fully utilize such satellite capacity. For a discussion of some of the important factors that could cause the Company’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this report, investors should refer to the disclosure contained under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOGO INC.

By:	/s/ Marguerite M. Elias
Marguerite M. Elias
Executive Vice President and General Counsel

Date: February 24, 2016